        UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: November 30, 2010

CARDIMA, INC.

(Exact name of registrant as specified in charter)

Delaware	000-22419	94-3177883
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

47266 Benicia Street, Fremont, California, 94538
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (510) 354-0300

Copies to:

Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2010, Mr. Robert Cheney, resigned as President and Chief Executive Officer and Director  of  Cardima, Inc. (the “Company”). Also on November 30, 2010, Mr. Tony Shum resigned as Chairman of the Board of the Company. There were no disagreements between Mr. Cheney or Mr. Shum with the Company that led to their resignation.

On November 30, 2010, Mr. Phil Radlick, a Director, was appointed as Interim President and Chief Executive Officer of the Company.

Item 9.01                      Financial Statements and Exhibits.

Exhibit 17.1	Resignation letter from Robert Cheney.

Exhibit 17.2	Resignation letter from Tony Shum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIMA, INC.

Date: December 2, 2010	By:	/s/Phil Radlick
Phil Radlick
Interim President and CEO

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